UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2007
NiSource Inc.
(Exact name of registrant as specified in its charter)
Commission file number 001-16189

Delaware	35-2108964

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

801 East 86th Avenue
Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03. CREATION OF A DIRECT OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Form of Note
Guaranty
Press Release

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
A. NiSource Inc. (the “Company”) and NiSource Finance Corp. (“NiSource Finance”) and Banc of America Securities LLC, BNP Paribas Securities Corp. and Deutsche Bank Securities Inc., acting for themselves and as representatives of the other several underwriters (the “Underwriters”), have entered into a Terms Agreement, dated August 28, 2007 (the “Terms Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth in the Underwriting Agreement (as defined below), NiSource Finance has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from NiSource Finance, $800,000,000 aggregate principal amount of NiSource Finance’s 6.40% Notes Due 2018 (the “Notes”) unconditionally guaranteed by the Company. The Terms Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated August 28, 2007 (the “Underwriting Agreement”), of the Company with respect to common stock, preferred stock and guarantees of debt securities and of NiSource Finance with respect to debt securities. The Notes will be issued pursuant to, and in accordance with, the terms of the Indenture, dated as of November 14, 2000, as supplemented (the “Indenture”), among the Company, NiSource Finance and The Bank of New York, the successor to JPMorgan Chase Bank, N.A. formerly known as The Chase Manhattan Bank, as trustee. The terms of the Notes are as set forth in the Indenture and in the form of global note that will represent the Notes. The Company and NiSource Finance are offering and selling the Notes under their Registration Statement on Form S-3 (File Nos. 333-107421 and 333-107421-01).
The Company and the Underwriters expect to consummate the sale and purchase of the Notes on August 31, 2007. The Notes will bear interest at a fixed rate equal to 6.40% per year, payable semi-annually, and mature on March 15, 2018. The Notes will be sold to the public at an aggregate issue price of 99.905% of the principal amount thereof ($799,240,000 in proceeds before underwriting commissions and transaction expenses). The net proceeds to NiSource Finance from the sale of the Notes, after the underwriting discount, but before transaction expenses of the sale of the Notes, will be $794,040,000. Following the issuance of the Notes, NiSource Finance may redeem the Notes, in whole or part, from time to time pursuant to the “make whole” provision set forth in the Indenture and form of global note. The material terms of the Notes are described in the prospectus supplement of the Company and NiSource Finance dated August 28, 2007, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company and NiSource Finance’s prospectus dated August 7, 2003, which prospectus relates to the offer and sale from time to time of certain of the Company’s and NiSource Finance’s securities (the “Prospectus”). The Prospectus Supplement, together with the Prospectus, was filed by the Company and NiSource Finance with the Securities and Exchange Commission (the “Commission”) on August 28, 2007 pursuant to Rule 424(b)(5) under the U.S. Securities Act of 1933, as amended (the “Securities Act”). A Pricing Term Sheet, dated August 28, 2007, relating to the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act on August 28, 2007. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and NiSource Finance, conditions to closing and indemnification rights and obligations of the parties.
The above description of the Underwriting Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement and the form of global note representing the Notes, which are filed as exhibits 1.1 and 4.1 and are incorporated herein by reference.
B. On August 29, 2007, Millennium Pipeline Company, L.L.C. (“Millennium”), in which the Company indirectly owns a 47.5% interest, entered into an $800 million revolving credit facility (“Credit Agreement”) to fund the construction of its 186-mile natural gas pipeline from Corning to Ramapo, N.Y., for the transportation of natural gas to N.Y. and the northeastern United States. In support of the Credit Agreement, on August 29, 2007, the Company entered into a guaranty with JPMorgan Chase Bank, N.A., as administrative agent under the Credit Agreement, (“Guaranty”) under which the Company guaranteed a portion of the credit facility equal to its ownership interest in Millennium. The preceding description of the Guaranty is qualified in its entirety by reference to the Guaranty, which is filed as exhibit 10.1 and is incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information set forth under Item 1.01 above with respect to the Notes and the Guaranty is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS.
At a meeting of the Board of Directors on August 28, 2007, the Company’s Board of Directors, upon the recommendation of the Company’s Governance Committee, appointed Ms. Deborah S. Coleman to fill a vacancy created by the previously announced resignation of Mr. Peter McCausland. The Board of Directors has determined that Ms. Coleman will serve on the following committees: Environmental Health & Safety; Corporate Governance; and Nomination & Compensation. Ms. Coleman will be compensated for her service as a director under the Company’s standard plans for non-employee directors, including participating in the Company’s stock incentive plan for non-employee directors, under which she received 1,745.31 phantom stock units upon her appointment.
A copy of the press release announcing the appointment of Ms. Coleman and including additional information regarding her background and experience is attached hereto as exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
Number	Description

1.1	Underwriting Agreement by NiSource Inc. and NiSource Finance Corp.

4.1	Form of Note.

10.1	Guaranty of NiSource Inc. in favor of JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press release issued on August 29, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.

(Registrant)

Date: August 30, 2007	By:	/s/ Jeffrey W. Grossman

Jeffrey W. Grossman
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement by NiSource Inc. and NiSource Finance Corp.

4.1	Form of Note.

10.1	Guaranty of NiSource Inc. in favor of JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press release issued on August 29, 2007